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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K/A-1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) July 15, 1998

                      Modern Medical Modalities Corporation
             (Exact name of registrant as specified in its charter)



New Jersey                   000-23416            22-3059258
(State or other              (Commission          (IRS Employer
jurisdiction of              File Number)         Identification No.)
incorporation)



                          1719 Route 10, Suite 117
                           Parsippany, NJ  07054
          (Address of principal executive offices, including zip code)

                                 (973) 538-9955
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

The following unaudited May 31, 1999 balance sheet and the unaudited pro-forma May 31, 1999 balance sheet which reflects the sale of the Company's common stock to accredited investors in a private placement as if it had closed on May 31, 1999 has been prepared at the request of the Nasdaq Amex Market Group. The Company=s net tangible assets as reflected on the May 31, 1999 unaudited as adjusted pro forma balance sheet reflects net tangible assets of $ 2,575,215. The Company sold an aggregate of 148,702 shares of its common stock for aggregate net proceeds of $246,210 to the Company after payment of commissions and expenses to the placement agent.



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
                                                                                                    BALANCE
                                                                                                    SHEET
                                                                                                    UNAUDITED
                                                                                                    PRO FORMA
                                                                   BALANCE                          AS ADJUSTED
                                                                   SHEET                            ------------
ASSETS                                                             MAY 31, 1999    ADJUSTMENTS    MAY 31, 1999
- -------                                                            ------------    -----------    ------------
Cash and Cash Equivalents                                              $9,141       $246,210      $   255,351
Restricted cash for line of credit repayment                          600,000                         600,000
Accounts Receivable (less estimated
      contractual allow. of $2,423,793)                             2,708,851                       2,708,851
Current portion note receivable from affiliate                        119,445                         119,445
Other receivable                                                      409,245                         409,245
                                                                    ---------                       ---------

      TOTAL CURRENT ASSETS                                          3,846,682        246,210        4,092,892
                                                                    ---------                       ---------
                                                                    ---------                       ---------

Fixed Assets, Net                                                   9,846,727                       9,846,727
Less Accumulated Depreciation                                      (4,320,600)                     (4,320,600)
                                                                    ---------                       ---------
      Net Fixed Assets                                              5,526,127                       5,526,127
Note receivable, net of current portion                               113,736                         113,736
Organization costs (net of accumulated amortization
      of $27,015 respectively)                                         68,697                          68,697
Investment in joint venture                                           332,198                         332,198
Deposits                                                               25,530                          25,530
Deferred tax asset                                                    470,373                         470,373
Other long term assets                                                  6,381                           6,381
                                                                    ---------                       ---------

      TOTAL OTHER ASSETS                                            6,543,042                       6,543,042
                                                                    ---------                       ---------

      TOTAL ASSETS                                                 10,389,724        246,210       10,635,934
                                                                   ----------                      ----------
                                                                   ----------                      ----------

LIABILITIES AND STOCKHOLDERS' EQUITY

Line of credit                                                       $595,552                        $595,552
Accounts Payable                                                    1,773,661                       1,773,661
Accrued Expenses                                                      455,367                         455,367
Loan payable-joint venture                                             71,942                          71,942
Current portion long term debt                                      2,061,207                       2,061,207
Due to affiliate                                                      101,832                         101,832
                                                                    ---------                       ---------

      TOTAL CURRENT LIABILITIES                                     5,059,561                       5,059,561

Long term debt, net of current portion                              2,849,600                       2,849,600
                                                                    ---------


      TOTAL OTHER LIABILITIES                                       2,849,600                       2,849,600
                                                                    ---------                       ---------

      TOTAL LIABILITIES                                             7,909,161                       7,909,161
                                                                    ---------                       ---------

Minority Interest                                                     151,559                         151,559

Common Stock, $0.0002 par value
Authorized-2,500,000 shares
issued and outstanding - 1,895,271 shares;                                379             30              409
2,043,973 shares as adjusted
Additional paid-in capital                                          3,866,389        246,180        4,122,569
Retained earnings (deficit)                                        (1,537,763)                     (1,537,763)
                                                                    ---------                       ---------

      TOTAL STOCKHOLDERS' EQUITY                                    2,329,005        246,210        2,575,215
                                                                    ---------                       ---------

      TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                   $10,389,724        246,210      $10,635,934
                                                                  -----------        -------      -----------
                                                                  -----------        -------      -----------

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 1999

                                       MODERN MEDICAL MODALITIES CORPORATION




                                      By: /S/ ROGER FINDLAY
                                          --------------------------
                                          Name:   Roger Findlay
                                          Title:     President




                                      By: /S/ JAN GOLDBERG
                                          --------------------------
                                          Name:   Jan Goldberg
                                          Title:     President


                                      By: /S/ GREGORY MACCIA
                                          --------------------------
                                          Name:   Gregory Maccia
                                          Title:     President